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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 and 15(d) of
the Securities Exchange Act of 1934

April 14, 2004
Date of Report (Date of earliest event reported)

FOSTER WHEELER LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda (State of Incorporation)	001-31305 (Commission File Number)	22-3802649 (IRS Employer Identification No.)
Perryville Corporate Park Clinton, New Jersey 08809-4000 (Address of Principal Executive Office)
(908) 730-4000 (Registrant's Telephone Number, Including Area Code)
(Not Applicable) (Former Name or Former Address, If Changed Since Last Report)

Item 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

  Exhibit 99.1 hereto is hereby incorporated by reference.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)
Financial Statements:

  None.

  Pro Forma Financial Information:

(b)
None.

(c)
Exhibits:

  Exhibit 99.1 Press Release dated April 14, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.
DATE: April 14, 2004
	By:	/s/ LISA FRIES GARDNER Lisa Fries Gardner Vice President and Secretary

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  Item 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.
  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.